                                                                   EXHIBIT 10.26


PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT. THE COPY FILED AS AN EXHIBIT OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. SUCH OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION. SUCH PORTIONS ARE MARKED BY BRACKETS [***] AND THE PAGE ON WHICH THEY APPEAR CONTAIN AN ASTERISK (*) IN THE UPPER RIGHT HAND CORNER.


                                WILMAX UNIVERSAL

                              AMENDED AND RESTATED
                            PROGRAM ENROLLMENT TERMS
                            ------------------------

     These Amended and Restated Program Enrollment Terms (the "PET") are made this 30th day of September, 1997 (the "Effective Date"), by and between WorldCom Network Services, Inc. d/b/a WilTel ("WilTel") and Premiere Communications, Inc. ("Customer") and are a part of their agreement for switched services, more particularly identified as TSA #PCI-951020 (the "Agreement"). In accordance with the Agreement, charges to Customer for Service obtained thereunder shall be subject to the Discount Schedule set forth below and the Agreement shall also be subject to the terms and conditions set forth herein.

1. PRIOR AGREEMENT: The parties acknowledge that they previously executed those certain Program Enrollment Terms (the "Prior PET"), Pricing Exhibit (the "Prior Pricing Exhibit"), and Service Schedule (the "Existing Service Schedule") to the Agreement all of which are dated December 1, 1995. As of the Effective Date the parties agree that the Prior PET and the Prior Pricing Exhibit shall be canceled in their entirety and of no further force or effect with the exception of certain accrued obligations arising under the Prior PET such as the payment of money or application of credits accruing prior to the Effective Date. Further, as of the Effective Date, all Service currently being provided Customer under the Agreement will be provisioned and maintained by WilTel taking into account the terms and conditions of this Amended PET and the Existing Service Schedule.

2. SERVICE TERM: The Service Term shall commence as of the Effective Date stated above and shall continue for a period of Thirty-six (36) Months (the "Service Term"). Upon the expiration of the Service Term, the Service in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates and discounts then in effect), subject to termination by either party upon thirty (30) days prior written notice to the other party.

3.  DISCOUNT SCHEDULE:

(A) Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's
                   ---------
     discount (the "Discount") will be as determined under this Subsection 2(A) taking into account any increase as described in Subsection 2(B) below.
     The Discount is based on the number of months contained in the Service Term divided by 12. If the number of months is less than 12, the month-to-month
     (MTM) discounts shall apply. If the product of the division is equal to or greater than 1 but less than 2, the 1-Year discounts apply; if the product of the division is equal to or greater than 2 but less than 3, the 2-Year discounts apply; and, if the product of the division is equal to or greater than 3, the 3-

                                                                               *
     Year discounts apply. Throughout the Service Term including any applicable extensions thereto, Customer will automatically receive the next higher discount when Customer's eligible Monthly Revenue reaches the next level.

                                       SERVICE TERM
Monthly Revenue(a)          MTM             1-YR             2-YR         3YR

$[***]    -   $[***](b)    [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]    -   $[***]       [***]%          [***]%          [***]%       [***]%
$[***]+                    [***]%          [***]%          [***]%       [***]%

          (a) For purposes of this Agreement, "Monthly Revenue" will include all of Customer's gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) plus [***]. Monthly Revenue shall exclude any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Monthly Recurring Interexchange Service charges or Switched Service charges.

          (b) If Customer's Monthly Revenue is less than $[***], Customer must maintain at least one (1) DS-1 circuit comprising a Service Interconnection as defined in the Service Schedule with respect to TERMINATION Service and/or 800 ORIGINATION Service.

          (B)   If Customer's Minimum Commitment (as described in Section 3
below) is equal to or greater than $[***], all of the   percentages shown in the
Discount Schedule above will be increased by the following amounts based on Customer's Minimum Commitment:

If Customer's Minimum                The applicable percentages
Commitment is at least                  will be increased by
----------------------                  --------------------

   $[***]                                      [***]%
   $[***]                                      [***]%
   $[***]                                      [***]%
   $[***]                                      [***]%
   $[***]                                      [***]%

      EXAMPLE:  [***]

[***] CONFIDENITAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
   4. CUSTOMER'S MINIMUM REVENUE COMMITMENT: Commencing with the [***] billing period and continuing through the end of the Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue equal to at least the level of [***]
Customer maintains during the [***] billing period ("Customer's Minimum Monthly Commitment").

   5. DEFICIENCY CHARGE: In the event Customer does not maintain three (3) times the designated Minimum Monthly Commitment as designated in Section 4 above, in any three (3) month period ("Quarter") during the Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between (x) three
(3) times Customer's Minimum monthly Commitment and (y) Customer's actual Monthly Revenue as described in Section 3 above for the same Quarter net of any applicable discounts (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if (i) Customer cancels all circuits comprising all Service Interconnections as described in the Service Schedules, or (ii) WilTel terminates this Agreement based on Customer's default.

   EXAMPLE:  [***]

   6. APPLICATION OF DISCOUNTS:

   (A) After determining Customer's applicable discount percentage based on the Discount Schedule described in Section 2 above, the applicable percentage will be applied to Monthly Revenues comprised of Customer's Interstate (including
                                                       ----------
Alaska, Hawaii, the United States Virgin Islands and Puerto Rico unless otherwise noted herein) measured usage charges (which includes 1+ and 800 usage, whether switched access or dedicated access or travel card usage).

   (B) During the Service Term of the Agreement, accumulated credits derived from the applicable Discounts will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

   (C) Each Discount will result in the application of a credit obtained during the Discount Period to the WilTel invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges
                         --------

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
(including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the Agreement. Failure of Customer to comply with the foregoing provision shall entitle WilTel to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

   7 RATES:

   (A) TERMINATION Service

           (i) Interstate Rates Per Minute

               $[***] without regard to time of day, within the 48 contiguous United States except with respect to termination in the SUPERSAVER LATAs described below.

          (ii) Interstate Extended Rates Per Minute

               SEE the DEDICATED ACCESS Service Extended Rates described in Subsection 6(D) below.

         (iii) Interstate SUPERSAVER Rates Per Minute

               $[***] without regard to time of day. These rates are only available and only apply to Interstate TERMINATION Service calls to the SUPERSAVER LATAs set forth on Schedule I attached hereto (i.e., Intrastate TERMINATION Service calls will not be subject to SUPERSAVER Rates).

          (iv) Intrastate Rates Per Minute [***]

               SEE the DEDICATED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

           (v) International (excluding Canada and Mexico) Rates Per Minute
               [***]

               SEE DEDICATED ACCESS Service International rates shown on
               Schedule 5 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]

          (vi) Canada and Mexico Rates Per Minute [***]

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
               SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.

   (B) 800 ORIGINATION Service

           (i) Interstate Rates Per Minute

               $[***] without regard to time of day, within the 48 contiguous United States except with respect to origination in the SUPERSAVER LATAs described below.

          (ii) Interstate Extended Rates Per Minute

               SEE the DEDICATED ACCESS Service rates described in Subsection 6(D) below.

         (iii) Interstate SUPERSAVER Rates Per Minute

               $[***] without regard to time of day. These rates are only available and only apply to Interstate 800 ORIGINATION Service calls to the SUPERSAVER LATAs set forth on Schedule 1 attached hereto (i.e., Intrastate 800 ORIGINATION Service calls will not be subject to SUPERSAVER Rates).

          (iv) Intrastate Rates Per Minute [***]

               SEE DEDICATED ACCESS Service Intrastate Rates shown on Schedule 2 attached hereto.

          (iv) Canada Rates Per Minute [***]

               SEE the DEDICATED ACCESS Service Mexico and Canada rates shown on
               Schedule 3 attached hereto.

   (C) SWITCHED ACCESS Service

           (i) Interstate Rates Per Minute

               $[***] without regard to time of day within the 48 contiguous United States.

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
          (ii) Interstate (1+) Extended Rates Per Minute

               $[***] Day, $[***] Nonday from the 48 contiguous United States to Hawaii.

               $[***] Day, $[***] Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

               $[***] Day, $[***] Nonday from Hawaii to the 48 contiguous United States.

               See SWITCHED Access Service (1+) Rates shown on Schedule 3 for calls from Hawaii to Canada and Mexico and Schedule 8 for calls from Hawaii to certain International locations.

         (iii) Interstate (800) Extended Rates Per Minute [***]

               $[***] Day, $[***] Nonday from Hawaii to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from Alaska to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from Puerto Rico to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from the United States Virgin Islands to the 48 contiguous United States.

          (iv) Intrastate Rates Per Minute [***]

               SEE the SWITCHED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

           (v) International (excluding Canada and Mexico) Rates Per Minute
               [***]

               SEE the SWITCHED ACCESS Service International rates shown on
               Schedule 4 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]


[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
          (vi) Canada and Mexico Rates Per Minute [***]

               SEE the SWITCHED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.

   (D) DEDICATED ACCESS Service

           (i) Interstate Rates Per Minute

               $[***] without regard to time of day within the 48 contiguous United States.

          (ii) Interstate (1+) Extended Rates Per Minute

               $[***] Day, $[***] Nonday from the 48 contiguous United States to Hawaii.

               $[***] Day, $[***] Nonday from the 48 contiguous United States to Alaska, Puerto Rico and the United States Virgin Islands.

         (iii) Interstate (800) Extended Rates Per Minute [***]

               $[***] Day, $[***] Nonday from Hawaii to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from Alaska to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from Puerto Rico to the 48 contiguous United States.

               $[***] Day, $[***] Nonday from the United States Virgin Islands to the 48 contiguous United States.

          (iv) Intrastate Rates Per Minute [***]

               SEE the DEDICATED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

           (v) International (excluding Canada and Mexico) Rates Per Minute
               [***]

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
               SEE the DEDICATED ACCESS Service International rates shown on
               Schedule 5 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.]

          (vi) Canada and Mexico Rates Per Minute [***]

               SEE the DEDICATED ACCESS Service Canada and Mexico rates shown on
               Schedule 3 attached hereto.

   (E) TRAVEL CARD Service:

           (i) Basic Interstate TRAVEL CARD Service Rates Per Minute

               $[***] Day, $[***] Nonday within the 48 contiguous United States.

          (ii) Basic Intrastate TRAVEL CARD Service Rates Per Minute [***]

               SEE the SWITCHED ACCESS Service Intrastate rates shown on
               Schedule 2 attached hereto.

         (iii) Basic International (excluding Canada and Mexico)   TRAVEL CARD
               Service Rates Per Minute [***]

               SEE the SWITCHED ACCESS Service International rates shown on
               Schedule 4 attached hereto. [Note: The applicable "Rate Plan" will be as determined under Section 8 below.] International TRAVEL CARD Service calls from the 48 contiguous United States to International locations (excluding only Canada) are subject to a surcharge of $[***] per call.

          (iv) Basic Canada TRAVEL CARD Service Rates Per Minute [***]

               $[***] Day, $[***] Nonday from the 48 contiguous United States to Canada. TRAVEL CARD Service calls from the 48 contiguous United States to Canada are subject to a surcharge of $[***] per call.

               $[***] Day, $[***] Nonday from Canada to the 48 contiguous United States. TRAVEL CARD Service calls from Canada to the domestic United States are subject to a surcharge of $[***] per call.

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
           (v) Basic Mexico TRAVEL CARD Service Rates Per Minute [***]

               SEE the SWITCHED ACCESS Service Mexico rates shown on Schedule 3 attached hereto. TRAVEL CARD Service calls from the 48 contiguous United States to Mexico are subject to a surcharge of $[***] per call.

          (vi) Enhanced TRAVEL CARD Service Pricing [Note: Enhanced features to TRAVEL CARD Service are available at the rates shown on Schedule 6 attached hereto.] [***]

   (F) Directory Assistance

           (i) Interstate Rate Per Call [***]: $[***]

          (ii) Intrastate Rate Per Call [***]: $[***]

8. INTERNATIONAL SERVICE:

   (A) Commencing with the Effective Date, with respect to calls originating in the continental United States and terminating to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico), unless Customer has elected an International Sub-Commitment as described in Subsection (B) below, Customer's International rates will be deemed to correspond with the level of applicable charges shown on Schedule 4 and Schedule 5, both of which are attached hereto and incorporated herein by reference based on [***] of Customer's Minimum Revenue Commitment described in Section 4 above (rounded down to the nearest International Revenue Level) taking into account the International Rate periods on Schedule 7, which is also attached hereto and made a part hereof. In the event (i) Customer's Service Term is Month-to-Month, or (ii) Customer's Minimum Revenue Commitment is less than $[***], Customer's International rates will correspond with the applicable level of "Base International Rates" shown on Schedule 4 and Schedule 5. With respect to TERMINATION Service and 800 ORIGINATION Service calls, Customer's International rates will be the applicable DEDICATED ACCESS Service rates.

                                 Example:  [***]

   (B) Commencing with the Effective Date and continuing through the end of the Service Term including any applicable extensions thereto ("International Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, International Monthly Revenue (as described herein) of at least (check one of

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
the following) ("Customer's International Sub-Commitment") (NOTE: If none of the boxes below are checked, Customer will be deemed to have elected an International Sub-Commitment of $[***]]:

      $[***]            $[***]              $[***]               $[***]
      $[***]            $[***]              $[***]

For purposes of this Agreement, Customer's "INTERNATIONAL MONTHLY REVENUE" will be comprised of all of Customer's gross (i.e., prior to the application of discounts) measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) associated with a call to an International location (excluding Puerto Rico, the United States Virgin Islands, Canada and Mexico).

     (C) At any time during the Service Term of this Agreement, Customer may modify Customer's International Sub-Commitment ("CUSTOMER'S MODIFIED INTERNATIONAL SUB-COMMITMENT") for the remainder of the International Commitment Period by notifying WilTel in writing. Commencing with the first day of the month following at least thirty (30) days after WilTel receives the notice described herein, (i) Customer's Modified International Sub-Commitment will be effective, and (ii) Customer's International rates will correspond with the applicable rates shown on Schedule 4 and Schedule 5 based on Customer's Modified International Sub-Commitment.

     (D) In the event Customer does not maintain Customer's International Sub-Commitment (or Customer's Modified International Sub-Commitment, if applicable) in any month during the International Commitment Period, then for those month(s) only, Customer will pay WilTel the difference between the greater of (i) Customer's International Sub-Commitment (or customer's Modified International Sub-Commitment) and Customer's actual International Monthly Revenue as defined above (the "INTERNATIONAL DEFICIENCY CHARGE"), or (ii) the Deficiency Charge calculated under Section 4 above. If applicable, the International Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's International Sub-Commitment for the unexpired portion of the International Commitment Period if WilTel terminates this Agreement based on Customer's default.

9. PAYMENT TERMS: The parties agree to delete Subsection 5(A) of the TSA in its entirety and replace it with the following:

     WilTel billings for service are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(D) below, Service shall be billed at rates as described in the PET, and Service Requests, as the case may be. Discounts, if any, applicable to the rates for certain Switched Services are also

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
      AND EXCHANGE COMMISSION

                                                                               *
set forth in the PET. Customer will pay each WilTel invoice in full for Switched Service within forty-five (45) days of the invoice date set forth on each WilTel invoice to Customer ("Due Date"). If payment is not received by WilTel on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1.5%) of the unpaid balance of the Service charges per month or the maximum lawful rate under applicable state law.

10 RIGHT OF FIRST REFUSAL: [***]

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     IN WITNESS WHEREOF, the parties have executed these WILMAX UNIVERSAL Program Enrollment Terms on the date first written above.


WORLDCOM NETWORK SERVICES, INC., d/b/a             PREMIERE COMMUNICATIONS, INC.
 WilTel

By:    /s/                                             By:  /s/ Tom Houlihan
   -----------------------------------                    ----------------------
(Signature)                                                 (Signature)

                                                            Tom Houlihan
   -----------------------------------                    ----------------------
(Print Name)                                                (Print Name)

                                                    VP Engineering & Operations
-----------------------------------                 ----------------------------
(Title)                                                      (Title)

ATTACHMENTS:

Schedule     1  SUPERSAVER LATAs
Schedule     2  Intrastate Rates; Canada and Mexico Rates from Hawaii
Schedule     3  Canada and Mexico Rates
Schedule     4  SWITCHED ACCESS Service International Rates
Schedule     5  DEDICATED ACCESS Service International Rates
Schedule     6  ENHANCED TRAVEL CARD Service Rates
Schedule     7  International Rate Periods
Schedule     8  Switched International 1+ Rates from Hawaii

                                                                               *
                                   Schedule 1

                                WILMAX UNIVERSAL
                                   Interstate
                                   SuperSaver
                                     LATAs


[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
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[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------
[***]                                                  [***]                   [***]                       [***]
-----------------------------------------------------------------      --------------------------------------------------------


[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                               *
                     WILMAX UNIVERSAL INTRASTATE BASE RATES

                               Switched          Dedicated                      Switched            Dedicated
                            Peak    Off-Pk      Peak   Off-Pk                Peak     Off-Pk       Peak   Off-Pk
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
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[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
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[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
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[***]*                     [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
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[***]*                     [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------
[***]                      [***]     [***]     [***]    [***]     [***]     [***]      [***]      [***]    [***]
-----------------------------------------------------------------------------------------------------------------------

*Billed on an 18-sec min, 6-sec increments (18/6). Must maintain an average call duration of 1 min for all intralata and intrastate products
Calls are billed in 6 second increments with a 6 second minimum. Rates apply to both Outbound 1+ and Inbound 800 Service.
Dedicated Rates apply to Intrastate Carrier Termination Service and Intrastate 800 Origination Service.

                              WilTel - Proprietary
                    Not for use or disclosure outside WilTel
                         Except under written agreement

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                               *
WILMAX UNIVERSAL  1 +  CANADA / MEXICO RATES

                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------
                         [***]                                           [***]                [***]
---------------------------------------------------------       ------------------------------------------


                    WILMAX UNIVERSAL INBOUND 800 FROM CANADA


                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                                                                       [***]                [***]
                                                                              ------------------------------------------


             WILMAX UNIVERSAL 1 + CANADA / MEXICO RATES FROM HAWAII


                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                [***]                                                  [***]                [***]
----------------------------------------------------------------------        ------------------------------------------
                                                                                       [***]                [***]
                                                                              ------------------------------------------
                                                                                       [***]                [***]
                                                                              ------------------------------------------

           [***]
           [***]
                              WilTel - Proprietary
                    Not for use or disclosure outside WilTel
                         except under written agreement

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                               *
                 WILMAX UNIVERSAL SWITCHED INTERNATIONAL RATES

                1+ From Mainland                Billing Increments 1st 30/Addtn'l 6
------------------------------------------------------------------------------------------------------------------------------------
                 WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l
                    Switched         Switched         Switched         Switched         Switched         Switched         Switched
                      Base          $50K Int'l       $100K Int'l     $250K Int'l      $500K Int'l      $750K Int'l     $1,000K Int'l
------------------------------------------------------------------------------------------------------------------------------------
COUNTRY
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]                 [***]           [***]             [***]           [***]            [***]            [***]           [***]
------------------------------------------------------------------------------------------------------------------------------------

                              WilTel - Proprietary
                    Not for use or disclosure outside WilTel
                         except under written agreement


[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                               *
                 WILMAX UNIVERSAL DEDICATED INTERNATIONAL RATES

             1+ From Mainland                  Billing Increments 1st 30/Addtn'l 6
-----------------------------------------------------------------------------------------------------------------------------------
              WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l    WilMax Univ'l
                Switched         Switched         Switched         Switched         Switched         Switched          Switched
                  Base          $50K Int'l      $100K Int'l      $250K Int'l       $500K Int'l     $750K Int'l       $1,000K Int'l
-----------------------------------------------------------------------------------------------------------------------------------
COUNTRY
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------
[***]            [***]            [***]            [***]            [***]             [***]            [***]            [***]
------------------------------------------------------------------------------------------------------------------------------------

                              WilTel - Proprietary
                    Not for use or disclosure outside WilTel
                         except under written agreement

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                               *
                                   Schedule 6
                 WILMAX UNIVERSAL ENHANCED TRAVEL CARD PRICING

                 INTERNATIONAL ORIGINATION FOR U.S. TERMINATION

                                                        Origination from U.S. to Listed Terminating Locations
------------------------------------------------------------------------------------------------------------------
Enhanced Feature                                   U.S.   OVERSEAS  CANADA  MEXICO  ALASKA  HAWAII      P.R. &
                                                                                                       U.S.V.I.
------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)                   [***]   [***]*   [***]   [***]** [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]   [***]    [***]   [***]   [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Conf. Calling per min (day/non)                    [***]   [***]    [***]   [***]   [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]   [***]    [***]   [***]   [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Directory Assistance per call                      [***]    N/A      N/A     N/A    [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]    N/A      N/A     N/A    [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Message store & forward per msg                    [***]    N/A      N/A     N/A    [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]    N/A      N/A     N/A    [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Audio Text per min.                                [***]    N/A      N/A     N/A     N/A     N/A         N/A
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]    N/A      N/A     N/A     N/A     N/A         N/A
------------------------------------------------------------------------------------------------------------------
Operator Services per call ****                    [***]   [***]    [***]   [***]   [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                          [***]   [***]    [***]   [***]   [***]   [***]       [***]
------------------------------------------------------------------------------------------------------------------


                                                   Origination from Listed Locations and Terminating in the U.S.
------------------------------------------------------------------------------------------------------------------
Enhanced Feature                                  U.S.   OVERSEAS  CANADA  MEXICO  ALASKA  HAWAII  P.R. & U.S.V.I.
------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)                  [***]  [***]***  [***]    N/A    [***]   [***]        [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]   [***]    [***]    N/A    [***]   [***]        [***]
------------------------------------------------------------------------------------------------------------------
Conf. Calling per min (day/non)                   [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Directory Assistance per call                     [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Message store & forward per msg                   [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Audio Text per min.                               [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]    N/A      N/A     N/A     N/A     N/A          N/A
------------------------------------------------------------------------------------------------------------------
Operator Services per call ****                   [***]   [***]    [***]    N/A    [***]   [***]        [***]
------------------------------------------------------------------------------------------------------------------
Surcharge                                         [***]   [***]    [***]    N/A    [***]   [***]        [***]
-----------------------------------------------------------------------------------------------
[***]  CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
       AND EXCHANGE COMMISSION

                                                                               *
                                   Schedule 6

                 WILMAX UNIVERSAL ENHANCED TRAVEL CARD PRICING

                 INTERNATIONAL ORIGINATION FOR U.S. TERMINATION

               INTERNATIONAL                            DAY                      NON-DAY                    TOLL FREE
                ORIGINATION                                                                                 ACCESS #
------------------------------------------------------------------------------------------------------------------------------
Canada                                                  [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Mexico                                                          Not Applicable
------------------------------------------------------------------------------------------------------------------------------
Australia                                               [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
France                                                  [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Germany                                                 [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Hong Kong                                               [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Israel                                                  [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Italy                                                   [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Japan                                                   [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Korea                                                   [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Netherlands                                             [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
Switzerland                                             [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------
United Kingdom                                          [***]                    [***]                      [***]
------------------------------------------------------------------------------------------------------------------------------

N/A - SERVICE NOT AVAILABLE
* WILMAX UNIVERSAL INTERNATIONAL SWITCHED ACCESS RATE SCHEDULE
** WILMAX  UNIVERSAL MEXICO SWITCHED ACCESS RATE SCHEDULE
*** INTERNATIONAL ORIGINATION RATES

                              Billing Increments
-------------------------------------------------------------------------------

Domestic to Domestic                                                      [***]
Domestic to Canada, Int'l                                                 [***]
Domestic to Mexico                                                        [***]
International to Domestic                                                 [***]
-------------------------------------------------------------------------------

[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                AMENDMENT NO. 1                        *


     This Amendment No. 1 (the "Amendment") is made as of the 1st day of November, 1997, by and between Premiere Communications, Inc. ("Customer") and WorldCom Network Services, Inc., d/b/a WilTel ("WilTel"), to those certain Amended and Restated Program Enrollment Terms dated September 30, 1997 (the "Amended PET" to that certain WILMAX UNIVERSAL(TM) Telecommunications Services Agreement (TSA #PCI-951020) made by and between Customer and WilTel dated as of December 1, 1995 (the "TSA"). In the event of any conflict between the terms of the TSA, the Amended PET or the Service Schedule, or the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA (along with the Amended PET and the Service Schedule), and this Amendment No. 1 shall collectively be referred to as the "Agreement."

     The parties agree for good and valuable consideration, intending legally to be bound, as follows:

A.   CUSTOMER'S MINIMUM REVENUE COMMITMENT:  The parties agree to substitute
Section 4 of the Amended PET to read in its entirety as follows:

     Commencing with the [***] billing period and continuing through the end of the Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue equal to at least $[***] ("Customer's Minimum Monthly Commitment").

B. RIGHT OF FIRST REFUSAL: The parties agree to substitute Section 10 of the Amended PET to read in its entirety as follows:

     [***]
                                      -1-


[***] CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

     IN WITNESS WHEREOF the parties have entered into this Amendment No. 1 on the date first written above.


WORLDCOM NETWORK SERVICES, INC., d/b/a             PREMIERE COMMUNICATIONS, INC.
 WilTel

By:    /s/                                            By:    /s/ Tom Houlihan
   -----------------------------------                   ----------------------
Print Name:                                         Print Name:  Tom Houlihan
   -----------------------------------                         ----------------
Title:                                   Title:    VP Engineering and Operations
   -----------------------------------             -----------------------------